US Airways is the Largest Carrier on the East Coast


BOS
LGA
PIT
PHL
DCA
CLT


Share Of Intra-East Coast Revenue
31%
29%
9%
7%
5%
5%
4%
2%
US
DL
WN
CO
AA
FL
B6
NK

Source: Databank 1A/Superset Year Ended 2Q02

US Airways is #1 or #2 in 72% of the 148 Airports Served by US in this Region

US Airways Passenger Share
To All Destinations
#1 in 71 Cities (48%)
#2 in 36 Cities (24%)

#1 or #2 in 72% of Cities Served


PQI
BGR
MSS
ART
SYR
ALB
MHT
BOS
ITH
BGM
MSN
MKE
GRR
LAN
MBS
DTW
AZO
TOL
CLE
CAK
PIT
FWA
DAY
CMH
CVG
EVV
SDF
LEX
HTS
ACY
SBY
PHF
ORF
TRI
GSO
RDU
PGV
EWN
OAJ
BNA
TYS
AVL
CLT
FLO
FAY
ILM
CHA
MEM
HSV
BHM
ATL
AHN
CAE
MYR
AGS
CHS
HHH
CSG
SAV
MGM
JAN
JAX
TLH
PFN
GNV
MCO
TPA
SRQ
PBI
FLL
MIA
EYW

…with over 4.5M Active Frequent Fliers

Note: Airports Served by US to Domestic US, Canada, and SJU/STT/STX
Source: Databank 1A/Superset Year Ended 2Q'02

The Company Serves 10 European Destinations and is the 2nd Largest Carrier to the Caribbean

Caribbean Capacity Share


2%
14%
DL
CO
US
24%
AA
45%
OA
14%

Source: OAG, Spring 2002

Transatlantic Route Network


Manchester
Amsterdam
Rome
London
Paris
Madrid
Frankfurt
Munich
Dublin
Shannon
PIT
PHL
CLT

Restructuring Plan

	Pre-Restructuring	Post-Restructuring
Strategic Position	• #1 Carrier East of the Mississippi	• #1 Carrier East of the Mississippi
Costs	• Highest unit costs	• Competitive cost structure - Cost reductions of 14% to 19%
Business Rightsizing	• 30+ excess Mainline units • 70 current Regional Jets (RJs)	• Right-size units and shell size • Flexibility to 400+ 35-78 seat RJs
Alliances	• No Alliance	• UAL Alliance implemented
Liquidity	• Weak liquidity	• $1.24 billion in Exit Financing
Financials	• Negative Cash Flow and weak liquidity • Unsustainable losses	• Positive Cash Flow and reduced leverage • Targeting 6% to 7% Pre-Tax and 16% to 18% EBITDAR margins

Restructuring Plan


$600-700 mm
Pre-tax Profit
Target
$2.3 bn
Improvement
▪ Labor
▪ Fleet Ownership
▪ Vendor
▪ Other Costs
▪ Hub Realignment
▪ RJ Deployment
▪ UAL Alliance
$2.3+ bn
Shortfall
Restructuring
$(1.6-1.7 bn)
Deficit

Restructuring Plan Milestones Have Been Achieved

Milestone	Status
• Reduce total costs $1.2 bn per annum	Complete, $1.9bn expected
• Reduce labor costs by $950 mm annually	Complete, $1.0bn expected
• Reduce aircraft ownership costs by $150 mm annually	Complete, $490mm expected
• Reduce vendor costs by $55 mm	Complete, $90mm expected
• Optimize core network	Complete
• Rightsize fleet	Complete
• Enter into domestic code share alliance	Complete
• Deploy RJs	Complete
• Secure Debtor-In-Possession financing	Complete
• Secure a plan sponsor	Complete
• Reduce pension funding costs	Pilot Plan termination approved by Court; ALPA negotiations underway

US Airways' Long-Term Revenue Outlook Assumes No Return to Pre-9/11 Conditions


Nominal Domestic Industry Percent Of Nominal GDP
1.000%
0.950%
0.900%
0.850%
0.800%
0.750%
0.700%
0.650%
0.600%
0.550%
0.500%
0.450%
4Q80
4Q81
4Q82
4Q83
4Q84
4Q85
4Q86
4Q87
4Q88
4Q89
4Q90
4Q91
4Q92
4Q93
4Q94
4Q95
4Q96
4Q97
4Q98
4Q99
4Q00
4Q01
4Q02
4Q03
4Q04
4Q05
4Q06
4Q07
4Q08
4Q09
Actual
Forecast

Source: DRI-WEFA November U.S. Economic Outlook, US Airways Forecast

13% Capacity Reduction Results in Higher Unit Revenue

- Fleet size reduced by 32 in September / October 2002 to 279 aircraft
  - *Force Majeure* provisions allow further reduction if necessary
- Most unprofitable flying eliminated, increasing unit revenue
  - Recaptured portion of lost revenue
  - Drives approximately 3 to 5 pt. increase in unit revenue
- Cost reductions implemented with capacity pull-down

US Airways' and OA Domestic Unit Revenue versus 2 Years Prior


OA
US Airways
Aug-02
Sep-02
Oct-02
Nov-02
Dec-02
Jan-03
(20.3)%
(22.6)%
(20.2)%
(25.4)%
(18.2)%
(17.1)%
(23.3)%
(21.3)%
(9.5)%
(7.1)%
(14.6)%
(13.1)%

Regional Jets Better Match Supply with Demand, Resulting in Dramatic Profitability Improvements

Especially ideal for US Airways Network

Primary Advantages of RJs

- Grow feed and presence with new markets
  - Penetrate long, "thin" markets overflying OA hubs
- Replace low demand mainline markets
  - Lower-demand, short-haul markets are more suitable on 69 and 76-seat RJs
- Upgrade turboprop flying on 37 and 50-seat RJs

Example: PHL - OMA

	A319	ERJ-145	Difference
Revenue	$9,900	$6,612	(33)%
Expenses Per Departure			
Crew(Pilot + F/A)	3,113	763	(75)%
Fuel	1,437	684	(52)%
Maintenance	967	660	(32)%
Ownership Cost	1,744	1,269	(27)%
Other Costs	2,425	1,322	(45)%
Segment Cost	9,686	4,699	(51)%
Bynd Cost	1,508	996	(34)%
Total Cost	11,194	5,695	(49)%
Contribution	(1,294)	917	
Margin	(13.1)%	13.9 %	27 pts
Average Load Factor	46 %	76 %	30 pts
Annualized System Profit	($3.8mm)	$2.7mm	$6.5mm

The Combined US-UAL Alliance Creates the Most Powerful East-West Network

$150 to $200 million annual steady state value to US Airways expected


SEA
GEG
PDX
BOI
SLC
RNO
SMF
OAK
SFO
SJC
BUR
ONT
LAX
SNA
SAN
LAS
PHX
TUS
ABQ
DEN
COS
ELP
MSP
OMA
MKE
GRR
DTW
ORD
MDW
MCI
STL
IND
DAY
CMH
CLE
PIT
CVG
SDF
BNA
MEM
TUL
OKC
LIT
DAL
DFW
AUS
HOU
IAH
SAT
MSY
BHM
ATL
CLT
GSO
RDU
RIC
ORF
IAD
BWI
DCA
PHL
EWR
JFK
ISP
LGA
BUF
ROC
SYR
ALB
BDL
PVD
BOS
MHT
JAX
MCO
TPA
RSW
PBI
FLL
MIA

Annual Average Cost Savings of $1.9 Billion Expected

Average Annual Cash Savings


$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
($ mm)
Original ATSB Application = $1.2B/Year
$1,003
$144
$490
13
477
$310
100
210
$1.9B
113
1,834
Labor
Vendors, Affiliates, Mgmt
Lenders & Lessors*
Process Re-Engineering/ Additional Labor Savings
Final Cost Reductions
Savings Achieved
Savings Pending

Note: *Lender/lessor savings achieved value of $477 million includes $286 million pending final document execution

US Airways' Post-Restructuring Costs will be Consistent with Industry Position

Mainline Domestic Stage Length Adjusted CASM* (Excluding Fuel)


12.2¢
11.6¢
14%
10.5¢
19%
9.9¢
8.9¢
5.8¢
US
Big 5
US 2003
HP
WN/FL
US Steady State
1H '02
1H '02

Note: *CASM is defined as Cost per Available Seat Mile

Airways' Post-Restructuring Labor Costs will also be Consistent with Industry Position

22% Reduction From Pre-Restructuring Levels


Mainline Stage Length Adjusted Labor CASM
5.7¢
5.1¢
(22%)
4.4¢
2.7¢
2.5¢
US
US 2003
Post-
Emergence
HP
1H '02
1H '02

US Airways Also Achieved a Unique Agreement with its Labor Force

War Contingency and *Force Majeure* Applies to All Union Groups

- War Contingency
  - Additional 5% for 18 months
  - Pay-back mechanism
  - Can be invoked for multiple events
- Expanded Force Majeure
  - Definition includes Acts of Terrorism
  - Provides for elimination of minimum aircraft and minimum block hour commitments when triggered

US Airways Restructuring Has Resulted in a Significantly Deleveraged Balance Sheet

Extinguished Aircraft Ownership Obligations

	Pre-Petition	Restructured	% B/(W)
Airbus Fleet	$3,815	$3,815	-
Boeing Fleet	3,382	1,417	58%
Turboprops	167	90	46%
Parked Aircraft	533	-	100%
NPV of Obligations	$7,897	$5,322	33%

Extinguished On/Off Balance Sheet Obligation = $2.6 bn

$1.24 Billion in ATSB Loan and RSA Equity Expected to Serve as Exit Liquidity

- Conditional Approval of $900 million loan guarantee reaffirmed on February 11, 2003
  - $1 billion total loan value
  - 3-0 unanimous vote
  - Currently working to finalize process
- RSA Deal Specifics
  - $240 million investment upon emergence from Chapter 11
  - Approximately 37% economic ownership fully diluted (with additional voting rights)
  - Board representation
  - $500 million DIP commitment
- RSA manages a $25 billion retirement fund for employees of the State of Alabama

Company's Chapter 11 Liquidity Has Remained Consistent with DIP Forecast


Current Outlook
Assumes March $200M DIP Funding
$897
$633
$529
$1,387
$1,225
$1,148
$1,356
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Jul '02
Aug '02
Sep '02
Oct '02
Nov '02
Dec '02
Jan '03
Feb '03
Mar '03
Apr '03
May '03
Jun '03
Jul '03
Aug '03
Sep '03
Oct '03
Nov '03
Dec '03
Dec '04

	Q3'02	Q4'02	Q1'03	Q2'03	Q3'03	Q4'03	YE '04
Available Cash	$897.4	$633.0	$529.3	$1,387.1	$1,224.8	$1,148.0	$1,355.5

2003 Results Expected To Be $1.7 Billion Better than 2002

	2002	2003	2003 B/(W)
Revenue	$6,976	$7,223	$247
Operating Expenses	8,432	7,128	1,304
Operating Income	($1,456)	$95	$1,551
Operating Margin	*(20.9%)*	*1.3%*	*22.2%*
Pretax Income	($1,914)	($225)	$1,689
Pretax Margin	*(27.4%)*	*(3.1%)*	*24.3%*
Net Income	($1,663)	($225)	$1,438
Net Margin	*(23.8%)*	*(3.1%)*	*20.7%*
EBITDA	($708)	$303	$1,011
EBITDAR	($180)	$719	$899
Margin	*(2.6%)*	*9.9%*	*12.5%*

$225 Million Loss is a $1,689 Million Improvement over the 2002 Loss of $1,914


2002 Pre-Tax Income
ML Passenger Revenue
Labor Concessions, Headcount Reductions
Mainline Fuel
AC Ownership
Business Optimization
RJs
2002 Asset Impairments
Other
2003 Pre-Tax Income
($150)
($450)
($750)
($1,050)
($1,350)
($1,650)
($1,950)
($1,914)
$27
$803
($32)
$299
$129
$45
$387
$37
($225)

2003 Fuel Forecast Has Significant Uncertainty

Continuing to Reduce Exposure through Hedging


Jet Fuel Price 2003 Forecast*
Fuel Price Incl. Tax (¢/gal)
102.0
100.0
98.0
96.0
94.0
92.0
90.0
88.0
86.0
84.0
82.0
80.0
Jan '03
Feb '03
Mar '03
Apr '03
May '03
Jun '03
Jul '03
Aug '03
Sep '03
Oct '03
Nov '03
Dec '03

Current Hedge Levels

	% Hedged
Q1	62%
Q2	56%
Q3	0%
Q4**	25%

Note: * Net of Company's current hedging activity, as of February 26, 2003
**Q4 hedge is "out of the money" and has no impact on Company's forecasted fuel price

Pretax Income ($ million)


$146
$388
$621
$657
$637
'03
'04
'05
'06
'07
'08
($225)

October Forecast	($97)	$347	$432	$650	$684	$708
Current Outlook B/(W)	($128)	($201)	($44)	($29)	($27)	($71)
Pre-Tax Margin	(3.1%)	1.8%	4.4%	6.7%	6.9%	6.6%
EBITDAR	$719	$1,094	$1,411	$1,683	$1,724	$1,664
EBITAR Margin	10%	13%	16%	18%	18%	17%

Cash Balance ($ million)


$1,148
$1,356
$1,551
$1,621
$1,797
$1,799
'03
'04
'05
'06
'07
'08

	'03	'04	'05	'06	'07	'08
October Forecast	1308	1459	1472	1634	1808	2117
Current Outlook B/(W)	(160)	(103)	79	(13)	(11)	(318)

US Airways Credit Ratios Comparable to Benchmarks by 2005

	2000 Comparable Median	US Airways' Restructured 2005	US Airways' Restructured 2006
1) Total Debt / Book Cap.	76%	78 %	69 %
2) (Total Debt+Leases) / Lease-adj. Book Cap.	89%	89 %	85 %
3) Total Debt / EBITDA	3.6	3.7	2.6
4) (Total Debt+Leases) / EBITDAR	4.8	5.0	4.1
5) EBITDAR / (Interest+(1/3)*LTM AC Rent)	2.8	3.1	3.7

Source: The Seabury Group LLC. Comparables include AA, AS, CO, NW, FL, HP, & TZ